Trade receivables	12 Months Ended
Jun. 30, 2023
Trade receivables.
Trade receivables
19	Trade receivables

	2023	2022
	£’000	£’000
Trade receivables	69,729	91,207
Less: provision for impairment of trade receivables	(16,259)	(12,240)
Net trade receivables	53,470	78,967
Less: non-current portion
Trade receivables	22,303	29,757
Current trade receivables	31,167	49,210

(i)	Accounting policy

Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business. Trade receivables are recognized initially at fair value. The Group holds trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost using the effective interest method, less provision for impairment. Details about the Group’s impairment policies and the calculation of the provision for impairment are provided in Note 30.1(b). If collection is expected in one year or less, they are classified as current assets. If not, they are presented as non-current assets.

(ii)	Amounts included in trade receivables

Net trade receivables include transfer fees receivable from other football clubs of £42,309,000 (2022: £50,418,000) of which £22,303,000 (2022: £29,757,000) is receivable after more than one year. Net trade receivables also include £13,207,000 (2022: £19,903,000) of deferred revenue that is contractually payable to the Group, but recorded in advance of the earnings process, with corresponding amounts recorded as contract liabilities — deferred revenue.

(iii)	Fair value of trade receivables

Gross contractual trade receivables pre discounting as at 30 June 2023 were £54,393,000 (2022: £80,150,000).

(iv)	Impairment and risk exposure

Information about the impairment of trade receivables, their credit quality and the Group’s exposure to foreign exchange risk, interest rate risk and credit risk can be found in Note 30.